SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                February 2, 2000


                                TIME WARNER INC.
             (Exact name of registrant as specified in its charter)



    Delaware                        1-12259                    13-3527249
    --------                        -------                    ----------
(State or other                  (Commission              (I.R.S. Employer
jurisdiction of                  File Number)             Identification No.)
incorporation)

                    75 Rockefeller Plaza, New York, NY 10019
               (Address of principal executive offices) (zip code)

                                 (212) 484-8000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                      -------------------------------------
          (Former name or former address, if changed since last report)





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


Item 5.  Other Events.

     On February 2, 2000, Time Warner Inc. announced its results of operations for the quarter and the year ended December 31, 1999. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.

     (a)     Not applicable.

     (b)     Not applicable.

     (c)     Exhibits.

               99.1 Press  Release dated  February 2, 2000 of Time Warner Inc.
                    announcing results for the quarter and year ended
                    December 31, 1999.







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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                             TIME WARNER INC.



                                             By:  /s/James W. Barge
                                                  ----------------------
                                           Name:     James W. Barge
                                          Title:     Vice President & Controller





Date:  February 10, 2000







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


                                  EXHIBIT INDEX



     Exhibit
     Number                Description
     ------                -----------


     99.1           Press release dated February 2, 2000 of Time Warner Inc.
                    announcing results for the quarter and year ended December 31, 1999.